SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                               September 26, 2003


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-24363                 33-0102707
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                 Number)              Identification No.)



         16815 Von Karman Avenue, Irvine, CA                       92606
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 5.  OTHER INFORMATION.

         On September 26, 2003, Interplay Entertainment Corp. issued a press release announcing, among other matters, its termination of a distribution agreement with Vivendi Universal Games. A copy of the press release is being furnished herewith as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated September 26, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERPLAY ENTERTAINMENT CORP.



September 26, 2003                        /s/ Herve Caen
                                         -------------------------------
                                         Herve Caen
                                         Chief Executive Officer and
                                         Interim Chief Financial Officer